                                                                    Exhibit 10.4

                                [CYBERCARE LOGO]

                                                   Direct Dial:  (561) 742-5112
                                                   Direct Fax:   (561) 742-5009


                                          October 12, 2001
Via Facsimile 727-573-8058
And U.S. Mail

Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, FL 33716
Attn: Frank E. Hancock, Managing Director

      RE:   CARDIOCOMMAND AGREEMENT FOR PURCHASE AND SALE, AS AMENDED

Dear Mr. Hancock:

      Reference is made to that certain Agreement for Purchase and Sale, entered into February 28, 2001 (the "Agreement"), and amended by that certain First Amendment to Agreement of Purchase and Sale (the "First Amendment" and, collectively with the Agreement, the "Amended Agreement"), by and between CardioCommand, Inc., a Delaware corporation ("Seller"), CyberCare Technologies, Inc., a Georgia corporation ("Buyer"), and CyberCare, Inc., a Florida corporation (formerly known as Cyber-Care, Inc.) ("Cyber", and collectively with Buyer, "CyberCare"), and that certain Settlement Agreement between Buyer, Cyber, Seller and Maynard Ramsey III, a shareholder of Seller, dated October 12, 2001 ("Settlement Agreement"). This letter ("Letter") is intended to set forth the terms by which CyberCare and Raymond James & Associates, Inc. (the "Broker"), broker to Cardio Command, Inc., agree to settle all claims that could be brought by either of them against the other in connection with any broker fee or commission to which the Broker may be entitled pursuant to Section 4.13 of the Amended Agreement or otherwise and the failure of the Parties to consummate the transaction contemplated in the Amended Agreement (the "Transaction").

      In return for the Broker's agreement to waive and release CyberCare from all requirements of performance, if any, and any and all obligations under or in connection with the Amended Agreement and the Transaction with respect to payment of any commission or broker fees to the Broker, as set forth in more detail below, and without admitting any liability of any kind, CyberCare shall waive and release the Broker from all Claims (as defined below), and provide the Broker with 25,000 shares of Cyber common stock, in restricted form ("Settlement Shares"); provided that, Cyber agrees it shall include the Settlement Shares in the next registration statement (exclusive of a registration in Form S-4 or S-8 or other inappropriate form), without cost to the Broker (exclusive of any brokerage, underwriting or transfer fees and costs).



                               WWW.CYBER-CARE.NET
 2500 Quantum Lakes Drive, Suite 1000, Boynton Beach, FL 33426; 561-742-5000;
                                Fax 561-742-5009

Raymond James & Associates, Inc.
October 12, 2001
Page 2 of 3


      In consideration for the mutual settlement of any disputes in connection with the Amended Agreement and the Transaction, the payment of the Settlement Shares to the Broker and the other mutual covenants contained herein, the parties provide the following releases to each other:

      RELEASE BY BROKER. Broker, for itself and its respective heirs, executors, administrators, predecessors, successors, assignors, assignees, insurers, transferors, transferees, attorneys, joint venturers, partners, corporations, affiliates, parent companies, subsidiaries, divisions, officers, directors, shareholders, employees, agents, and representatives, does hereby forever remise, release, satisfy, and forever discharge CyberCare and its heirs, executors, administrators, predecessors, successors, assignors, assignees, transferors, transferees, attorneys, joint venturers, partners, corporations, affiliates, parent companies, subsidiaries, divisions, officers, directors, shareholders, employees, and agents, from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, liens, damages, judgments, indebtednesses, damages, losses, claims, attorney fees, liabilities and demands of any nature and kind whatsoever, in law or equity, known or unknown (collectively "Claims"), upon or by reason of any matter, cause or thing whatsoever, relating to, arising out of or in connection with all requirements of performance, if any, and any and all obligations which ever existed or which may come into existence under or in connection with the Amended Agreement and/or the Transaction and with respect to payment of any commission or broker fees to the Broker, and all other obligations, liabilities, costs, damages and claims whether arising under the Amended Agreement or otherwise, except that the foregoing release shall NOT apply to (1) any Claims asserted by third parties or (2) the obligations and duties of Broker set forth in this Agreement.

      RELEASE BY CYBERCARE. CyberCare, for itself and its respective heirs, executors, administrators, predecessors, successors, assignors, assignees, insurers, transferors, transferees, attorneys, joint venturers, partners, corporations, affiliates, parent companies, subsidiaries, divisions, officers, directors, shareholders, employees, agents, and representatives, does hereby forever remise, release, satisfy, and forever discharge Broker and its heirs, executors, administrators, predecessors, successors, assignors, assignees, transferors, transferees, attorneys, joint venturers, partners, corporations, affiliates, parent companies, subsidiaries, divisions, officers, directors, shareholders, employees, and agents, from any and all Claims, upon or by reason of any matter, cause or thing whatsoever, relating to, arising out of or in connection with all requirements of performance, if any, and any and all obligations which ever existed or which may come into existence under or in connection with the Amended Agreement and/or the Transaction and with respect to payment of any commission or broker fees to the Broker, and all other obligations, liabilities, costs, damages and claims whether arising under the Amended Agreement or otherwise, except that the foregoing release shall NOT apply to (1) any Claims asserted by third parties or (2) the obligations and duties of CyberCare set forth in this Agreement.


                               WWW.CYBER-CARE.NET
 2500 Quantum Lakes Drive, Suite 1000, Boynton Beach, FL 33426; 561-742-5000;
                                Fax 561-742-5009

Raymond James & Associates, Inc.
October 12, 2001
Page 2 of 3



      The parties expressly understand and agree that this Letter is given in full accord and satisfaction of the any and all disputed claims under the Amended Agreement and the Transaction or that could have been made in connection with any disputes or under the Amended Agreement and the Transaction and that the terms of this Letter are not to be construed in any way as an admission of liability on the part of any of the parties.

      Please signify your acknowledgement and agreement with the foregoing by executing a copy of this Letter in the space provided on the next page and returning it to my attention.

       If you have any questions, do not hesitate to contact Daniel Bivins or me.

                                          Sincerely,

                                          CyberCare, Inc.
                                          CyberCare Technologies, Inc.



                                   By: /s/ RODGER L. HOCHMAN
                                       ---------------------------------
                                   Rodger L. Hochman, Esq.
                                   Senior Vice President and General Counsel
                                   CyberCare, Inc. and
                                   Secretary, CyberCare Technologies, Inc.

cc:   Daniel W. Bivins, Jr.
      Jeffrey Weinstock
      Thomas McNamara (via facsimile)


ACKNOWLEDGED AND AGREED
THIS 16TH DAY OF OCTOBER, 2001:


RAYMOND JAMES & ASSOCIATES, INC.


By: /s/ FRANK E. HANCOCK
    ---------------------------------
Name: FRANK E. HANCOCK
      -------------------------------
Its: MANAGING DIRECTOR
     --------------------------------



                               WWW.CYBER-CARE.NET
 2500 Quantum Lakes Drive, Suite 1000, Boynton Beach, FL 33426; 561-742-5000;
                                Fax 561-742-5009